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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 29, 1999
                                                         ----------------

                             Internet America, Inc.
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             (Exact name of registrant as specified in its charter)


            Texas                  000-25147                    86-0778979
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation             File Number)             Identification No.)


One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas 75201
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (214) 861-2500
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 29, 1999, Internet America, Inc., a Texas corporation (the "Company"), acquired substantially all of the assets of CompuNet, Inc., a Texas corporation ("CompuNet"), pursuant to the terms of an Asset Purchase Agreement dated January 29, 1999, by and among CompuNet, certain securityholders of CompuNet (the "Securityholders"), the Company and GEEK Assets, Inc., a Texas corporation and wholly owned subsidiary of the Company. As a result of the purchase, the Company became the indirect holder of all assets and personal property and certain liabilities of CompuNet. Those assets include the customer base and the computer equipment used to provide internet access to customers. The Company intends to continue such use of those assets.

         To the best knowledge of the Company, at the time of the purchase there was no material relationship between (i) CompuNet and the Compunet Securityholders on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other hand.

         The aggregate consideration paid by the Company to CompuNet was approximately $2 million, consisting of 16,910 shares of common stock, par value $.01 per share, of the Company and the assumption of certain liabilities. The acquisition consideration was determined by arms-length negotiations between the parties to the Asset Purchase Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)(1) Financial Statements of businesses acquired in the transaction.(1)

                  (i)      Consolidated Balance Sheet.

                  (ii)     Interim Consolidated Balance Sheet.

                  (iii)    Consolidated Statement of Income.

                  (iv)     Interim Consolidated Statement of Income.

                  (v)      Consolidated Statement of Cash Flows.

                  (vi)     Interim Consolidated Statement of Cash Flows.

         (b)(1)   Pro forma Financial Information for the transaction.(1)

                  (i)      Pro forma Condensed Balance Sheet.

                  (ii)     Pro forma Condensed Consolidated Statement of Income.





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         (c)      Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                               Description
-----------                               -----------

2.1 Asset Purchase Agreement, dated January 29,1999, among Internet America Inc., GEEK Assets, Inc., CompuNet, Inc. and certain securityholders of CompuNet, Inc.(2)

23.1         Consent of Deloitte & Touche LLP (3)

99.1         Press Release of Internet America, Inc. dated January 29, 1999 (2)

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      (1)    It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

      (2)    Filed herewith.

      (3)    To be filed by amendment.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERNET AMERICA, INC.



Date: February 12, 1999          By: /s/ Michael T. Maples
                                    ------------------------------------------
                                         Michael T. Maples,
                                         President and Chief Executive Officer





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                                INDEX TO EXHIBITS


        Exhibit
        Number                            Description of Exhibit
        -------                           ----------------------

         2.1               Asset Purchase Agreement, dated January 29,1999, among Internet America
                           Inc., GEEK Assets, Inc., CompuNet, Inc. and certain securityholders of
                           CompuNet, Inc.(1)

         23.1              Consent of Deloitte & Touche LLP (2)

         99.1              Press Release of Internet America, Inc. dated January 29, 1999 (1)

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         (1)      Filed herewith.

         (2)      To be filed by amendment.



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